Income Taxes - Narrative (Detail)	12 Months Ended
Dec. 31, 2016 USD ($)
Income Tax Disclosure [Abstract]
Minimum percentage of taxable income distributed to shareholders	90.00%
Expected distribution percentage of REIT taxable income in the current taxable year	100.00%
Amounts due to MGM under tax sharing agreement	$ 0
Uncertain tax positions	0
Income tax expense, interest or penalties	$ 0